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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                    (SUBSECTIONS (a) AND (b) OF SECTION 1350,
                   CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, John W. Elias, Chief Executive Officer of Edge Petroleum Corporation, a Delaware corporation (the "Company"), hereby certify, to my knowledge, that:

         (1) the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: May 14, 2003                     /s/ John W. Elias
                                        ----------------------------------------
                                        Name: John W. Elias
                                              Chief Executive Officer



         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code), in accordance with the procedures provided for by the Securities and Exchange Commission in Release No. 33-8212 for treatment as a document "accompanying" the Quarterly Report on Form 10-Q to which it relates, and is not being filed as part of the Report or as a separate disclosure document. This certificate shall not be deemed incorporated by reference into any registration statement of the Company filed under the Securities Act.

         A signed original of this written statement required by section 906 has been provided to Edge Petroleum Corporation and will be retained by Edge Petroleum Corporation and furnished to the Securities and Exchange Commission or its staff upon request.